UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2019
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PHILLIPS EDISON GROCERY CENTER REIT III, INC.
(Exact name of registrant as specified in its charter)
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Maryland	333-217924	32-0499883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive
Cincinnati, Ohio 45249
(Address of principal executive offices, including zip code)

(513) 554-1110
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☑

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01. Entry into a Material Definitive Agreement.

The information in this Report set forth under Item 2.01 regarding the purchase and sale agreements entered in connection with the acquisition of Ashburn Farm Market Center (which is described below in Item 2.01) is incorporated herein by reference.

Item 2.01.   Completion of Acquisition or Disposition of Assets.

On January 11, 2019, Phillips Edison Grocery Center REIT III, Inc. (the “Company”) purchased, through an indirect wholly-owned subsidiary ("Buyer"), a grocery-anchored shopping center containing 91,905 rentable square feet located on approximately 12.43 acres of land in Ashburn, Virginia (“Ashburn Farm Market Center”) for approximately $30.85 million, exclusive of closing costs. The Company funded the purchase price with cash and proceeds from its revolving credit facility. Ashburn Farm Market Center was purchased from Regency Realty Group, Inc. ("Seller"), which is not affiliated with the Company, its advisor, or its sub-advisor.

In connection with the acquisition of Ashburn Farm Market Center, an affiliate of PECO-Griffin REIT Advisor, LLC, the external advisor to the Company, initially entered into a purchase and sale agreement with Seller on October 30, 2018. In connection with the completion of the acquisition of Ashburn Farm Market Center, this agreement and the amendments thereto were assigned to Buyer for $1.0 million, which is the amount of the nonrefundable deposit paid under the purchase and sale agreement.

Currently, Ashburn Farm Market Center is 98.3% leased to 25 tenants. Giant, a regional market-leading grocery store chain, occupies 49,000 rentable square feet at Ashburn Farm Market Center and serves as the anchor of the property.

Item 7.01.   Regulation FD Disclosure.

On January 14, 2019, the Company issued a press release announcing its acquisition of Ashburn Farm Market Center. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The required financial statements for the acquisition of the real property described above will be filed on Form 8-K/A no later than March 29, 2019.

(b) Pro Forma Financial Information.

The required pro forma financial information for the acquisition of the real property described above will be filed on Form 8-K/A no later than March 29, 2019.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated January 14, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON GROCERY CENTER REIT III, INC.

Dated: January 14, 2019	By:	/s/ Jennifer L. Robison
Senior Vice President and Chief Accounting Officer